APPENDIX D
SOLICITATION
RESPONSE

This was an "unsolicitated" offer from Optex Systems, Inc. to the cusdtomer who in turn, accepted the offer by issuing a contract. Therefore, there was no "Response".

CONTRACT ATTACHED

OPTEX SYSTEMS, INC.
1420 Presidential Dr. Richardson, TX 75081-2439 Tel (972) 644-0722 Fax (972) 680-0650 optex@optexsys.com
April 29, 2009
General Dynamics Land Systems (GDLS) Attn: Mary Donohue 38500 Mound Road Sterling Heights, MI 48310

Subject: Optex Systems Unsolicited Bid for Additional ICWS Units

Dear Ms. Donohue,

In response to the email Danny sent to you on April 16, 2009, Optex Systems, Inc. is pleased to offer the following price breaks for additional ICWS units (P/N 12548774) on an addition to our current contract or a new order placed in the near future.

Quantity	Discount		Unit Price

500		2%	$3,310.57

1000		4%	$3,243.00

2000		6%	$3,175.44

2500		8%	$3,107.88

3000		10%	$3,040.32

The delivery for these parts will be negotiated at the time of formal request for quote from GDLS

Optex Systems reserves the right to re-negotiate its rates, if circumstances beyond our control (i.e. inflation, supply/demand and supplier costs) drive up material prices 10% or more annually.

Optex Systems Inc. looks forward to growing our relationship with GDLS. Please do not hesitate to contact Renita Rutherford-Drake by phone at 972.644.0722 ext. 148 or email at rrdrake@optexsys.com if you have any questions or need additional information.

Ship To:	General Dynamics Land Systems	PO Creation Date: 08-JUN-2009 10:03:27

Bill to:	General Dynamics Land Systems Division		Revision Date:
PO Status: APPROVED
	1161 Buckeye Road		Freight Terms: FCA SP
	Lima, OH 45804-1815	Freight Carrier:	REFER TO GDLS ROUTING GUI
	United States		Total PO Value: 3,401,907.00

Payment Terms:	MNS2		PO Award Code: 3A
PO Currency:	USD		PO Description: Production PO

SUPPLIER		BUYER	PLANNER
Company:	Optex Systems Inc	MARY DONOHUE	MARY DONOHUE
Supplier No.:	503610	Phone: 586/825-4060	Phone: 586/825-4060
Site:	RICHARDSON	Email: donohuem@gdls.com	Email: donohuem@gdls.com
Address:	1420 Presidential Drive
Richardson, TX 75081
United States
Attn: VCN 23230 - OPTEX SY

Purchase Order Text

Purchaser agrees to purchase and seller agrees to furnish the supplies or services described below in accordance with the terms and conditions on the face hereof.

This is a rated order for national defense use, and you are required to follow all the provisions of the defense priorities and allocations system regulation (15 CFR, part 700). Supplier is required to place rated orders with sub-tier suppliers for items needed to fill this order.

{POTEXT}

Terms and Conditions

This order is subject to the terms and conditions listed on General Dynamics Land Systems (GDLS) form 84-005-807, 0808 and 0809, and 1032 (time and material) in effect of the date of this order. Terms and conditions can be found at www.gdls.com/procurement/html.

************************************************************************

PROGRESS PAYMENTS IN ACCORDANCE WITH DFAR 232.501 -1 ARE AUTHORIZED FOR THE CONTRACTS AND QUANTITIES LISTED BELOW:

CONTRACT NO.	QUANTITY
------------------------	----------------
G0006 RW00	297
G0006 RX00	312
G0006 RY00	192
G0006 RZ00	297

WITHIN 30 DAYS AFTER RECEIPT OF THIS ORDER, SELLER SHALL SUBMIT IN WRITING, A BILLING FORECAST SCHEDULE TO THE BUYER OF THE ESTIMATED PROGRESS BILLINGS FOR EACH CONTRACT, BY MONTH, FOR THE DURATION OF THE ORDER. ANY REVISIONS TO THE ORIGINAL SCHEDULE MUST HAVE THE APPROVAL OF GDLS PROCUREMENT AND MATERIAL FINANCE. FAILURE TO SUBMIT

SCHEDULES PROMPTLY OR SUBSTANTIAL DEVIATIONS TO THE SCHEDULE, FOR ALL CONTRACTS AND QUANTITIES LISTED ABOVE WILL DELAY PAYMENT. ONLY THOSE QUANTITIES LISTED ABOVE ARE ELIGIBLE FOR PROGRESS PAYMENTS. INVOICES FOR PROGRESS PAYMENTS MUST BE SUPPORTED BY AN SF1443 FOR EACH CONTRACT.

*******************************

If a supplier/subcontractor becomes in possession of government owned property the supplier/subcontractor will comply with the instructions for control of government-owned property in the possession of suppliers/ sub-contractors" these instructions are available on the GDLS website at www.gdls.com/procurement/ instructions for control of government owned property in the possession of suppliers/sub-contractors.

{DTC3}

Technical Data Mangement

Technical data furnished by buyer to seller, in order to facilitate seller's execution of this purchase order, is governed by the US international traffic in arms regulations (ITAR) section 124.13. If technical data is to be exported, a state department export license will be requested by the buyer/GDLS contracts department. When this is received, the appropriate license will be lodged with the customs department and the license # will be furnished to you for inclusion on the paperwork in order to allow for transference of data outside of the USA.

Terms and Conditions

Please refer to the General Dynamics Land Systems website at www.gdls.com for purchase order terms and conditions.

MARY DONOHUE

Seller hereby agrees to:
1.	Limit the use of the technical data to the manufacture of the defense articles required by the purchase order only; and

2.	Prohibit the disclosure of the technical data to any other person except subcontractors within seller's country; and

3.	Prohibit the acquisition of any rights in the technical data by any foreign person; and

4.	Assure that any subcontracts issued by seller to sub-contractors within seller's country, in order to facilitate seller's execution of this purchase order,

include all six (6) limitations contained in this clause; and

5. Destroy or return to buyer all of the technical data exported by buyer pursuant to execution of the purchase order and upon fulfillment of its terms; and 6. Assure delivery of the defense articles manufactured by seller under the terms of this purchase order only to buyer in the US or to an agency of the US Government.

Furthermore, technical data which may be acquired or generated under this purchase order may require appropriate authorization from the department of state, office of defense trade controls or department of commerce, office of export administration before it is released to a foreign person. Therefore, seller understands that, if it is a foreign entity, it shall not re-export or, if it is a US entity, it shall not disclose to any foreign person, any technical data acquired under this purchase order until after notifying buyer and written authorization from the appropriate US Government agency is obtained. {ELR}

Quantity Option

The total quantity of this purchase order may be increased during performance of said contracts at the same price, but may not exceed 20% of the total quantity authorized.

Military Standard

Supplier shall furnish military standard hardware to the drawing revision level contained in the technical data package. If no revision level is specified, parts must be supplied to the latest revision level established by government agencies as of the date of this purchase order.

{MSP}

No Change to Item

Seller shall make no change in design, materials, location, manufacturing processes, or sources of supply, after buyer's acceptance of the first production test item or after acceptance of the first completed end item, without the written approval of the buyer.

For electrical components: the approval of the buyer will not be required for the seller to make changes in the source of supply of component parts which are classified as "passive components" so long as such supply source changes do not affect form, fit, function, quality, reliability or safety of the end item.

{NCG}

Hexavalent Chromium (HC) - (This clause applies to the interim armored vehicle (IAV) Stryker vehicle only and should be ignored for Tank and other applications.)

The contract between US Tank Automotive and Armaments Command (TACOM) and GDLS for the provision of an interim armored vehicle (IAV) to the US Army prohibits the use of hexavalent chromium. GDLS is bound by this requirement. Also, note that no cadmium plated parts or fasteners, other than electrical connectors, are permitted to be incorporated into any component.

All GDLS parts that are chemical agent resistant coating (CARC) painted were originally prepared in accordance with mil-t-704. This military standard authorizes vinyl wash primers containing HC (dod-p-15328 and mil-p-8614) as one of a number of pre-treatments for ferrous and aluminum parts. This standard also allows the use of chromated chemical conversion pre-treatment (per mil-c-5541, class 1a) for aluminum parts. Mil-t-704 is now replaced by mil-c-53072. All parts are to be painted in accordance with mil-c-53072 with the exception of the application of hexavalent chromium based pre-treatments.

GDLS will no longer accept parts utilizing vinyl primers or chemical conversion finishes that contain HC for the BCT IAV program. Your company shall eliminate the use of the subject wash primer and/or conversion finishes from its paint process. The process for each material is defined as follows:

- high hard - abrasive blast, prime and paint per specification (omit the use of vinyl wash primer) mild steel - zinc phosphate, prime and paint per specification.

-	aluminum - alodine 5200 or alodine 5700, prime and paint per specification.*

-	stainless steel - omit both wash primer and paint, or passivate, prime and paint as specified.

(*) aluminum parts used for electrical applications, where conductive surface is required for bonds & grounds, may use chemical conversion finish per mil-c-5541, class 3, only when specifically specified and pre-approved by GDLS. Then prime and paint per specification.

{HCB2}

Quality Requirements Details

The detail language for the quality requirements can be found on the General Dynamics Land Systems website at the world wide web address http://www.gdls.com under the procurement button.

Terms and Conditions

Please refer to the General Dynamics Land Systems website at www.gdls.com for purchase order terms and conditions.

MARY DONOHUE

{WEB}

Invoice Policy

Vendor to invoice each non-deliverable line item exactly as shown on purchase order/release to insure prompt payment. Invoice must show vendor name, purchase order number/release number, line item number, item billed, and price.

{PS2}

Wood Packaging Requirements (WPR)

All non-manufactured coniferous wood (soft woods from coniferous trees and hard woods from non-coniferous trees), shall be treated to insure the wood is bug free. Material shall be heat treated (HT) material certified by an accredited agency and recognized by the American lumber standards committee (ALSC) and marked with the HT lumber is lumber that has been heated to 56 degrees C (core temperature) for 30 minutes and marked with the appropriate quality mark. The material may also be fumigated with methyl bromide (MB). The ALSC approved markings for boxes and crates shall be placed on both ends of the outer packaging between the end cleats or end battens in at least one inch high letters. Marks may be placed above required mil-std-129 markings. Internal blocking and bracing must comply also and be marked if at all possible. For product imported by a domestic supplier from an international source, it is the sole responsibility of the domestic source to insure that this standard (ISPM 15) is met.

{WPR}

Routing Instructions

"For complete freight routing instructions please go to the General Dynamics Land Systems website at http:\\www.gdls.com, click on procurement, then click on transportation routing instructions/routing guide. If you have freight routing questions, please forward them to traffic@gdls.com.

{RTE}

Purchase Order Delivery Schedules

Purchase order delivery schedules must be strictly adhered to. Early/late and/or over/under shipments to scheduled deliveries will not be tolerated. Any deviation to this policy, unless authorized by general dynamics procurement personnel, will result in material being returned at the supplier's expense. GDLS does not recognize any "industry shipping tolerances".

{PDS}

Receiving Acceptance Rate

Reference GDLS standard procurement clause for (RAR) receiving acceptance rate on website: http://procurement.gdls.com {RAR}

Value Engineering Incentive

Value engineering incentive in accordance with FAR52.248 -1 (instant contract saving only) applies. Seller's share is payable to seller promptly after payment of credit by the US Government to buyer.

{VE1}

Byrd Amendment Clause

The undersigned certifies, to the best of his or her knowledge and belief, that: no federal appropriated funds have been paid or will be paid, by or on behalf of the undersigned, to any person for influencing or attempting to influence an officer or employee of any agency, a member of congress, an officer or employee of congress, or an employee or a member of congress in connection with the awarding of any federal contract, the making of any federal grant, the making of any federal loan, the entering into of any cooperative agreement, and the extension, continuation, renewal, amendment, or modification of any federal contract, grant, loan, or cooperative agreement. If any funds other than federal appropriated funds have been paid, or will be paid to any person for influencing or attempting to influence an officer or employee of any agency, a member of congress, an officer or employee of congress, or an employee of a member of congress in connection with this federal contract, grant, loan, or cooperative agreement, the undersigned shall complete and submit standard form-lll, "disclosure form to report lobbying," in accordance with its instructions.

The undersigned shall require that the language of this certification be included in the award documents for all sub-awards at all tiers (including subcontracts, sub-grants, and contracts under grants, loans, and cooperative agreements).

This certification is a material representation of fact upon which reliance was placed when this transaction was made or entered into. Submission of this certification is a prerequisite for making or entering into this transaction imposed by section 1352, title 31, US code.

{BAC}

LINE PART	REV	DESCRIPTION	QTY	UoM	PRICE	TOTAL

1 12548774	###	PERISCOPE	1049	Each	3243.00	3,401,907.00

		CONTRACT	MSDS		NOTE TO SUPPLIER	LINE STATUS

						Open

QA CLAUSE / ITEM TEXT:
1. ADDITIONAL PROCUREMENT DATA: NONE

	Terms and Conditions
Please refer to the General Dynamics Land Systems website at
www.gdls.com for purchase order terms and conditions.
					MARY DONOHUE

2. DRWG REV G, DATED 07/13/04				WITH OD1993-C021, OD1995-L008
WITH GDMY3077, GDMY3096, GDMY3188
** QUALITY REQUIREMENTS:
QY11
WEB
QG5
QJ21
QP93
QP6
QK11
MIL-STD-171
QY2
(205)
QY3
QL31
12548769
QJ8
QG2A
QK9
QP5
QP95
4. CHEMICAL AGENT RESISTIVE COATING (CARC) FINAL PROTECTIVE FINISH IS
REQUIRED PER DRAWING 12344344 AS SPECIFIED ON PULLSHEET.
(12548773)

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

18-FEB-2011
1	50	0	3243.00	162,150.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 50, Project ABRAMS 2006 PROD BOA, Task RW00NONWBS,
	Lima, OH	45801-3141			Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

18-MAR-2011
2	50	0	3243.00	162,150.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 50, Project ABRAMS 2006 PROD BOA, Task RW00NONWBS,
	Lima, OH	45801-3141			Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

15-APR-2011
3	50	0	3243.00	162,150.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 50, Project ABRAMS 2006 PROD BOA, Task RW00NONWBS,
	Lima, OH	45801-3141			Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

13-MAY-2011
4	50	0	3243.00	162,150.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 50, Project ABRAMS 2006 PROD BOA, Task RW00NONWBS,
	Lima, OH	45801-3141			Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

5	50	0	3243.00	162,150.00		17-JUN-2011			Open

Terms and Conditions Please refer to the General Dynamics Land Systems website at www.gdls.com for purchase order terms and conditions.
MARY DONOHUE

12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 50, Project ABRAMS 2006 PROD BOA, Task RW00NONWBS,
	Lima, OH	45801-3141			Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

15-JUL-2011
6	50	0	3243.00	162,150.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 50, Project ABRAMS 2006 PROD BOA, Task RX00NONWBS,
	Lima, OH	45801-3141			Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

12-AUG-2011
7	50	0	3243.00	162,150.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 50, Project ABRAMS 2006 PROD BOA, Task RX00NONWBS,
	Lima, OH	45801-3141			Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

16-SEP-2011
8	46	0	3243.00	149,178.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 46, Project ABRAMS 2006 PROD BOA, Task RW00NONWBS,
	Lima, OH	45801-3141			Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

16-SEP-2011
9	4	0	3243.00	12,972.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 4, Project ABRAMS 2006 PROD BOA, Task RX00NONWBS, Contract
	Lima, OH	45801-3141			Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

14-OCT-2011
10	50	0	3243.00	162,150.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 1, Project ABRAMS 2006 PROD BOA, Task RW00NONWBS, Contract
	Lima, OH	45801-3141			Number W56HZV-06-G-0006, DPAS Rating DOA4
	United States				Distribution 2: Qty 49, Project ABRAMS 2006 PROD BOA, Task RX00NONWBS,
Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

18-NOV-2011
11	50	0	3243.00	162,150.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 39, Project ABRAMS 2006 PROD BOA, Task RX00NONWBS,
	Lima, OH	45801-3141			Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

Terms and Conditions Please refer to the General Dynamics Land Systems website at www.gdls.com for purchase order terms and conditions.
MARY DONOHUE

	United States				Distribution 2: Qty 11, Project ABRAMS 2006 PROD BOA, Task RY00NONWBS,
Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

16-DEC-2011
12	50	0	3243.00	162,150.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 50, Project ABRAMS 2006 PROD BOA, Task RY00NONWBS,
	Lima, OH	45801-3141			Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

13-JAN-2012
13	60	0	3243.00	194,580.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 60, Project ABRAMS 2006 PROD BOA, Task RY00NONWBS,
	Lima, OH	45801-3141			Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

17-FEB-2012
14	100	0	3243.00	324,300.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 100, Project ABRAMS 2006 PROD BOA, Task RY00NONWBS,
	Lima, OH	45801-3141			Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

16-MAR-2012
15	3	0	3243.00	9,729.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 3, Project ABRAMS 2006 PROD BOA, Task RY00NONWBS, Contract
	Lima, OH	45801-3141			Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

16-MAR-2012
16	72	0	3243.00	233,496.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 72, Project ABRAMS 2006 PROD BOA, Task RY00NONWBS,
	Lima, OH	45801-3141			Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

16-MAR-2012
17	25	0	3243.00	81,075.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 25, Project ABRAMS 2006 PROD BOA, Task RZ00NONWBS,
	Lima, OH	45801-3141			Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

20-APR-2012
18	79	0	3243.00	256,197.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems

Terms and Conditions
Please refer to the General Dynamics Land Systems website at
www.gdls.com for purchase order terms and conditions.

MARY DONOHUE

	C/O Menlo Logistics, Inc				Distribution 1: Qty 16, Project ABRAMS 2006 PROD BOA, Task RY00NONWBS,
	2050 N. Sugar Street				Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
	Lima, OH	45801-3141			Distribution 2: Qty 63, Project ABRAMS 2006 PROD BOA, Task RZ00NONWBS,
	United States				Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

20-APR-2012
19	21	0	3243.00	68,103.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 21, Project ABRAMS 2006 PROD BOA, Task RZ00NONWBS,
	Lima, OH	45801-3141			Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

18-MAY-2012
22	43	0	3243.00	139,449.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 43, Project ABRAMS 2006 PROD BOA, Task RZ00NONWBS,
	Lima, OH	45801-3141			Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

18-MAY-2012
23	32	0	3243.00	103,776.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 32, Project ABRAMS 2006 PROD BOA, Task RZ00NONWBS,
	Lima, OH	45801-3141			Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

18-MAY-2012
24	25	0	3243.00	81,075.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 25, Project ABRAMS 2006 PROD BOA, Task RZ00NONWBS,
	Lima, OH	45801-3141			Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

15-JUN-2012
25	39	0	3243.00	126,477.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 39, Project ABRAMS 2006 PROD BOA, Task RZ00NONWBS,
	Lima, OH	45801-3141			Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

End of Contract
Terms and Conditions Please refer to the General Dynamics Land Systems website at www.gdls.com for purchase order terms and conditions.
MARY DONOHUE

Ship To:	General Dynamics Land Systems	PO Creation Date:		08-JUN-2009 10:03:27

Bill to:	General Dynamics Land Systems Division		Revision Date:	23-DEC-2009 13:03:55
PO Status: APPROVED
	1161 Buckeye Road	Freight Terms:		FCA-Seller's Dock (Incoterms 2000)
	Lima, OH 45804-1815	Freight Carrier: REFER TO GDLS ROUTING GUI
	United States			Total PO Value: 6,330,336.00

Payment Terms:	NET30			PO Award Code: 3A
PO Currency:	USD			PO Description: Production PO

SUPPLIER		BUYER		PLANNER
Company:	Optex Systems Inc	MARY DONOHUE		MARY DONOHUE
Supplier No.:	503610	Phone: 586/825-4060	Phone:
Site:	RICHARDSON	Email: donohuem@gdls.com		Email: donohuem@gdls.com
Address:	1420 Presidential Drive
Richardson, TX 75081
United States
Attn: VCN 23230 - OPTEX SY

*******************

ORACLE REVISION 1 ISSUED 9/28/09 TO INCREASE PURCHASE ORDER QUANTITY BY 610 PIECES AT SAME UNIT COST AND ADJUST PROJECT/TASK CODES TO BETTER MEET PLANT REQUIREMENTS. THE CONTRACTS/QUANTITIES LISTED IN THE PROGRESS PAYMENT CLAUSE HAVE ALSO BEEN ADJUSTED.

****************** *****

ORACLE REVISION 4 ISSUED 11/25/09 TO UPDATE PAYMENT TERMS TO NET30. ******* ****************

ORACLE REVISION 5 ISSUED 12/23/09 TO INCREASE PURCHASE ORDER QUANTITY BY 293 PIECES AT THE SAME UNIT COST. DELIVERIES ADDED TO THE FRONT OF THE PURCHASE ORDER SCHEDULE IN FOUR (4) SHIPMENTS.

**************

Revs. 2 thru 3 created to re-allocate multiple distributions on shipment. Original Purchase Order quantity: 1049 pieces

Purchase Order Text

Purchaser agrees to purchase and seller agrees to furnish the supplies or services described below in accordance with the terms and conditions on the face hereof.

This is a rated order for national defense use, and you are required to follow all the provisions of the defense priorities and allocations system regulation (15 CFR, part 700). Supplier is required to place rated orders with sub-tier suppliers for items needed to fill this order.

{POTEXT}

Terms and Conditions

This order is subject to the terms and conditions listed on General Dynamics Land Systems (GDLS) form 84-005-807, 0808 and 0809, and 1032 (time and material) in effect of the date of this order. Terms and conditions can be found at www.gdls.com/procurement/html.

************************************************************************

PROGRESS PAYMENTS IN ACCORDANCE WITH DFAR 232.501 -1 ARE AUTHORIZED FOR THE CONTRACTS AND QUANTITIES LISTED BELOW:

CONTRACT NO.	QUANTITY
------------------------	----------------
G0006 RV00	700
G0006 RW00	480
G0006 RX00	139
G0006 RY00	120
G0006 RZ00	220

WITHIN 30 DAYS AFTER RECEIPT OF THIS ORDER, SELLER SHALL SUBMIT IN WRITING, A BILLING FORECAST SCHEDULE TO THE BUYER OF THE ESTIMATED PROGRESS BILLINGS FOR EACH CONTRACT, BY MONTH, FOR THE DURATION OF THE ORDER. ANY REVISIONS TO THE ORIGINAL SCHEDULE MUST HAVE THE APPROVAL OF GDLS PROCUREMENT AND MATERIAL FINANCE. FAILURE TO SUBMIT

Terms and Conditions

Please refer to the General Dynamics Land Systems website at www.gdls.com for purchase order terms and conditions.

MARY DONOHUE

SCHEDULES PROMPTLY OR SUBSTANTIAL DEVIATIONS TO THE SCHEDULE, FOR ALL CONTRACTS AND QUANTITIES LISTED ABOVE WILL DELAY PAYMENT. ONLY THOSE QUANTITIES LISTED ABOVE ARE ELIGIBLE FOR PROGRESS PAYMENTS. INVOICES FOR PROGRESS PAYMENTS MUST BE SUPPORTED BY AN SF1443 FOR EACH CONTRACT.

*******************************

If a supplier/subcontractor becomes in possession of government owned property the supplier/subcontractor will comply with the instructions for control of government-owned property in the possession of suppliers/ sub-contractors" these instructions are available on the GDLS website at www.gdls.com/procurement/ instructions for control of government owned property in the possession of suppliers/sub-contractors.

{DTC3}

Technical Data Mangement

Technical data furnished by buyer to seller, in order to facilitate seller's execution of this purchase order, is governed by the US international traffic in arms regulations (ITAR) section 124.13. If technical data is to be exported, a state department export license will be requested by the buyer/GDLS contracts department. When this is received, the appropriate license will be lodged with the customs department and the license # will be furnished to you for inclusion on the paperwork in order to allow for transference of data outside of the USA.

Seller hereby agrees to:
1.	Limit the use of the technical data to the manufacture of the defense articles required by the purchase order only; and

2.	Prohibit the disclosure of the technical data to any other person except subcontractors within seller's country; and

3.	Prohibit the acquisition of any rights in the technical data by any foreign person; and

4.	Assure that any subcontracts issued by seller to sub-contractors within seller's country, in order to facilitate seller's execution of this purchase order,

include all six (6) limitations contained in this clause; and

5. Destroy or return to buyer all of the technical data exported by buyer pursuant to execution of the purchase order and upon fulfillment of its terms; and 6. Assure delivery of the defense articles manufactured by seller under the terms of this purchase order only to buyer in the US or to an agency of the US Government.

Furthermore, technical data which may be acquired or generated under this purchase order may require appropriate authorization from the department of state, office of defense trade controls or department of commerce, office of export administration before it is released to a foreign person. Therefore, seller understands that, if it is a foreign entity, it shall not re-export or, if it is a US entity, it shall not disclose to any foreign person, any technical data acquired under this purchase order until after notifying buyer and written authorization from the appropriate US Government agency is obtained. {ELR}

Quantity Option

The total quantity of this purchase order may be increased during performance of said contracts at the same price, but may not exceed 20% of the total quantity authorized.

Military Standard

Supplier shall furnish military standard hardware to the drawing revision level contained in the technical data package. If no revision level is specified, parts must be supplied to the latest revision level established by government agencies as of the date of this purchase order.

{MSP}

No Change to Item

Seller shall make no change in design, materials, location, manufacturing processes, or sources of supply, after buyer's acceptance of the first production test item or after acceptance of the first completed end item, without the written approval of the buyer.

For electrical components: the approval of the buyer will not be required for the seller to make changes in the source of supply of component parts which are classified as "passive components" so long as such supply source changes do not affect form, fit, function, quality, reliability or safety of the end item.

{NCG}

Hexavalent Chromium (HC) - (This clause applies to the interim armored vehicle (IAV) Stryker vehicle only and should be ignored for Tank and other applications.)

The contract between US Tank Automotive and Armaments Command (TACOM) and GDLS for the provision of an interim armored vehicle (IAV) to the US Army prohibits the use of hexavalent chromium. GDLS is bound by this requirement. Also, note that no cadmium plated parts or fasteners, other than electrical connectors, are permitted to be incorporated into any component.

All GDLS parts that are chemical agent resistant coating (CARC) painted were originally prepared in accordance with mil-t-704. This military standard authorizes vinyl wash primers containing HC (dod-p-15328 and mil-p-8614) as one of a number of pre-treatments for ferrous and aluminum parts. This standard also allows the use of chromated chemical conversion pre-treatment (per mil-c-5541, class 1a) for aluminum parts. Mil-t-704 is now replaced by mil-c-53072. All parts are to be painted in accordance with mil-c-53072 with the exception of the application of hexavalent chromium based pre-treatments.

Terms and Conditions Please refer to the General Dynamics Land Systems website at www.gdls.com for purchase order terms and conditions.
MARY DONOHUE

GDLS will no longer accept parts utilizing vinyl primers or chemical conversion finishes that contain HC for the BCT IAV program. Your company shall eliminate the use of the subject wash primer and/or conversion finishes from its paint process. The process for each material is defined as follows:

- high hard - abrasive blast, prime and paint per specification (omit the use of vinyl wash primer) mild steel - zinc phosphate, prime and paint per specification.

-	aluminum - alodine 5200 or alodine 5700, prime and paint per specification.*

-	stainless steel - omit both wash primer and paint, or passivate, prime and paint as specified.

(*) aluminum parts used for electrical applications, where conductive surface is required for bonds & grounds, may use chemical conversion finish per mil-c-5541, class 3, only when specifically specified and pre-approved by GDLS. Then prime and paint per specification.

{HCB2}

Quality Requirements Details

The detail language for the quality requirements can be found on the General Dynamics Land Systems website at the world wide web address http://www.gdls.com under the procurement button.

{WEB}

Invoice Policy

Vendor to invoice each non-deliverable line item exactly as shown on purchase order/release to insure prompt payment. Invoice must show vendor name, purchase order number/release number, line item number, item billed, and price.

{PS2}

Wood Packaging Requirements (WPR)

All non-manufactured coniferous wood (soft woods from coniferous trees and hard woods from non-coniferous trees), shall be treated to insure the wood is bug free. Material shall be heat treated (HT) material certified by an accredited agency and recognized by the American lumber standards committee (ALSC) and marked with the HT lumber is lumber that has been heated to 56 degrees C (core temperature) for 30 minutes and marked with the appropriate quality mark. The material may also be fumigated with methyl bromide (MB). The ALSC approved markings for boxes and crates shall be placed on both ends of the outer packaging between the end cleats or end battens in at least one inch high letters. Marks may be placed above required mil-std-129 markings. Internal blocking and bracing must comply also and be marked if at all possible. For product imported by a domestic supplier from an international source, it is the sole responsibility of the domestic source to insure that this standard (ISPM 15) is met.

{WPR}

Routing Instructions

"For complete freight routing instructions please go to the General Dynamics Land Systems website at http:\\www.gdls.com, click on procurement, then click on transportation routing instructions/routing guide. If you have freight routing questions, please forward them to traffic@gdls.com.

{RTE}

Purchase Order Delivery Schedules

Purchase order delivery schedules must be strictly adhered to. Early/late and/or over/under shipments to scheduled deliveries will not be tolerated. Any deviation to this policy, unless authorized by general dynamics procurement personnel, will result in material being returned at the supplier's expense. GDLS does not recognize any "industry shipping tolerances".

{PDS}

Receiving Acceptance Rate

Reference GDLS standard procurement clause for (RAR) receiving acceptance rate on website: http://procurement.gdls.com {RAR}

Value Engineering Incentive

Value engineering incentive in accordance with FAR52.248 -1 (instant contract saving only) applies. Seller's share is payable to seller promptly after payment of credit by the US Government to buyer.

{VE1}

Byrd Amendment Clause

The undersigned certifies, to the best of his or her knowledge and belief, that: no federal appropriated funds have been paid or will be paid, by or on behalf of the undersigned, to any person for influencing or attempting to influence an officer or employee of any agency, a member of congress, an officer or employee of congress, or an employee or a member of congress in connection with the awarding of any federal contract, the making of any federal grant, the making of any federal loan, the entering into of any cooperative agreement, and the extension, continuation, renewal, amendment, or modification of any federal contract, grant, loan, or cooperative agreement. If any funds other than federal appropriated funds have been paid, or will be paid to any person for influencing or attempting to influence an officer or employee of any agency, a member of congress, an officer or employee of congress, or an employee of a member of congress in connection with this federal contract, grant, loan, or cooperative agreement, the undersigned shall complete and submit standard form-lll, "disclosure form to report lobbying," in accordance with its instructions.

The undersigned shall require that the language of this certification be included in the award documents for all sub-awards at all tiers (including

Terms and Conditions Please refer to the General Dynamics Land Systems website at www.gdls.com for purchase order terms and conditions.
MARY DONOHUE

subcontracts, sub-grants, and contracts under grants, loans, and cooperative agreements).

This certification is a material representation of fact upon which reliance was placed when this transaction was made or entered into. Submission of this certification is a prerequisite for making or entering into this transaction imposed by section 1352, title 31, US code.

{BAC}

LINE PART			REV	DESCRIPTION		QTY	UoM	PRICE	TOTAL

1 12548774			###	PERISCOPE		0	Each	3243.00	0.00

	CONTRACT			MSDS		NOTE TO SUPPLIER		LINE STATUS	CANCEL FLAG

								Closed	Y

QA CLAUSE / ITEM TEXT:

1. ADDITIONAL PROCUREMENT DATA: NONE
2. DRWG REV G, DATED 07/13/04				WITH OD1993-C021, OD1995-L008
WITH GDMY3077, GDMY3096, GDMY3188
** QUALITY REQUIREMENTS:
QY11
WEB
QG5
QJ21
QP93
QP6
QK11
MIL-STD-171
QY2
(205)
QY3
QL31
12548769
QJ8
QG2A
QK9
QP5
QP95
4. CHEMICAL AGENT RESISTIVE COATING (CARC) FINAL PROTECTIVE FINISH IS
REQUIRED PER DRAWING 12344344 AS SPECIFIED ON PULLSHEET.
(12548773)

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

14-JAN-2011
1	80	0	3243.00	0.00					Closed
12:00:00

			SHIP TO		TEXT

	General Dynamics Land Systems				This shipment was cancelled on 05-NOV-2009 07:06:19. Cancellation
	C/O Menlo Logistics, Inc				reason:	Line cancelled due to VPP re-allocation.
2050 N. Sugar Street
	Lima, OH	45801-3141
	United States				Distribution 1: Qty 80, Project ABRAMS 2006 PROD BOA, Task RV00NONWBS,
Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

18-FEB-2011
2	70	0	3243.00	0.00					Closed
12:00:00

			SHIP TO		TEXT

	General Dynamics Land Systems				This shipment was cancelled on 05-NOV-2009 07:06:19. Cancellation
	C/O Menlo Logistics, Inc				reason:	Line cancelled due to VPP re-allocation.
2050 N. Sugar Street
	Lima, OH	45801-3141
	United States				Distribution 1: Qty 70, Project ABRAMS 2006 PROD BOA, Task RV00NONWBS,
Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

18-MAR-2011
3	70	0	3243.00	0.00					Closed
12:00:00

Terms and Conditions
Please refer to the General Dynamics Land Systems website at
www.gdls.com for purchase order terms and conditions.

MARY DONOHUE

			SHIP TO		TEXT

	General Dynamics Land Systems				This shipment was cancelled on 05-NOV-2009 07:06:19. Cancellation
	C/O Menlo Logistics, Inc				reason: Line cancelled due to VPP re-allocation.
2050 N. Sugar Street
	Lima, OH	45801-3141
	United States				Distribution 1: Qty 70, Project ABRAMS 2006 PROD BOA, Task RV00NONWBS,
Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

15-APR-2011
4	70	0	3243.00	0.00					Closed
12:00:00

			SHIP TO		TEXT

	General Dynamics Land Systems				This shipment was cancelled on 05-NOV-2009 07:06:19. Cancellation
	C/O Menlo Logistics, Inc				reason: Line cancelled due to VPP re-allocation.
2050 N. Sugar Street
	Lima, OH	45801-3141
	United States				Distribution 1: Qty 70, Project ABRAMS 2006 PROD BOA, Task RV00NONWBS,
Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

13-MAY-2011
5	70	0	3243.00	0.00					Closed
12:00:00

			SHIP TO		TEXT

	General Dynamics Land Systems				This shipment was cancelled on 05-NOV-2009 07:06:19. Cancellation
	C/O Menlo Logistics, Inc				reason: Line cancelled due to VPP re-allocation.
2050 N. Sugar Street
	Lima, OH	45801-3141
	United States				Distribution 1: Qty 70, Project ABRAMS 2006 PROD BOA, Task RV00NONWBS,
Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

17-JUN-2011
6	50	0	3243.00	0.00					Closed
12:00:00

			SHIP TO		TEXT

	General Dynamics Land Systems				This shipment was cancelled on 05-NOV-2009 07:06:19. Cancellation
	C/O Menlo Logistics, Inc				reason: Line cancelled due to VPP re-allocation.
2050 N. Sugar Street
	Lima, OH	45801-3141
	United States				Distribution 1: Qty 50, Project ABRAMS 2006 PROD BOA, Task RV00NONWBS,
Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

15-JUL-2011
7	50	0	3243.00	0.00					Closed
12:00:00

			SHIP TO		TEXT

	General Dynamics Land Systems				This shipment was cancelled on 05-NOV-2009 07:06:19. Cancellation
	C/O Menlo Logistics, Inc				reason: Line cancelled due to VPP re-allocation.
2050 N. Sugar Street
	Lima, OH	45801-3141
	United States				Distribution 1: Qty 50, Project ABRAMS 2006 PROD BOA, Task RV00NONWBS,
Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

12-AUG-2011
8	70	0	3243.00	0.00					Closed
12:00:00

			SHIP TO		TEXT

	General Dynamics Land Systems				This shipment was cancelled on 05-NOV-2009 07:06:19. Cancellation
	C/O Menlo Logistics, Inc				reason: Line cancelled due to VPP re-allocation.
2050 N. Sugar Street
	Lima, OH	45801-3141
	United States				Distribution 1: Qty 70, Project ABRAMS 2006 PROD BOA, Task RV00NONWBS,
Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

9	46	0	3243.00	0.00		16-SEP-2011			Closed

Terms and Conditions Please refer to the General Dynamics Land Systems website at www.gdls.com for purchase order terms and conditions.
MARY DONOHUE

12:00:00

			SHIP TO		TEXT

	General Dynamics Land Systems				This shipment was cancelled on 05-NOV-2009 07:06:19. Cancellation
	C/O Menlo Logistics, Inc				reason: Line cancelled due to VPP re-allocation.
2050 N. Sugar Street
	Lima, OH	45801-3141
	United States				Distribution 1: Qty 46, Project ABRAMS 2006 PROD BOA, Task RV00NONWBS,
Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

16-SEP-2011
10	4	0	3243.00	0.00					Closed
12:00:00

			SHIP TO		TEXT

	General Dynamics Land Systems				This shipment was cancelled on 05-NOV-2009 07:06:19. Cancellation
	C/O Menlo Logistics, Inc				reason: Line cancelled due to VPP re-allocation.
2050 N. Sugar Street
	Lima, OH	45801-3141
	United States				Distribution 1: Qty 4, Project ABRAMS 2006 PROD BOA, Task RV00NONWBS, Contract
Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

14-OCT-2011
11	60	0	3243.00	0.00					Closed
12:00:00

			SHIP TO		TEXT

	General Dynamics Land Systems				This shipment was cancelled on 05-NOV-2009 07:06:19. Cancellation
	C/O Menlo Logistics, Inc				reason: Line cancelled due to VPP re-allocation.
2050 N. Sugar Street
	Lima, OH	45801-3141
	United States				Distribution 1: Qty 11, Project ABRAMS 2006 PROD BOA, Task RV00NONWBS,
Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
Distribution 2: Qty 49, Project ABRAMS 2006 PROD BOA, Task RV00NONWBS,
Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

18-NOV-2011
12	60	0	3243.00	0.00					Closed
12:00:00

			SHIP TO		TEXT

	General Dynamics Land Systems				This shipment was cancelled on 05-NOV-2009 07:06:19. Cancellation
	C/O Menlo Logistics, Inc				reason: Line cancelled due to VPP re-allocation.
2050 N. Sugar Street
	Lima, OH	45801-3141
	United States				Distribution 1: Qty 39, Project ABRAMS 2006 PROD BOA, Task RV00NONWBS,
Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
Distribution 2: Qty 21, Project ABRAMS 2006 PROD BOA, Task RV00NONWBS,
Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

16-DEC-2011
13	60	0	3243.00	0.00					Closed
12:00:00

			SHIP TO		TEXT

	General Dynamics Land Systems				This shipment was cancelled on 05-NOV-2009 07:06:19. Cancellation
	C/O Menlo Logistics, Inc				reason: Line cancelled due to VPP re-allocation.
2050 N. Sugar Street
	Lima, OH	45801-3141
	United States				Distribution 1: Qty 60, Project ABRAMS 2006 PROD BOA, Task RW00NONWBS,
Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

13-JAN-2012
14	80	0	3243.00	0.00					Closed
12:00:00

			SHIP TO		TEXT

	General Dynamics Land Systems				This shipment was cancelled on 05-NOV-2009 07:06:19. Cancellation
	C/O Menlo Logistics, Inc				reason: Line cancelled due to VPP re-allocation.
2050 N. Sugar Street

Terms and Conditions
Please refer to the General Dynamics Land Systems website at
www.gdls.com for purchase order terms and conditions.

MARY DONOHUE

	Lima, OH	45801-3141			Distribution 1: Qty 80, Project ABRAMS 2006 PROD BOA, Task RW00NONWBS,
	United States				Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

17-FEB-2012
15	100	0	3243.00	0.00					Closed
12:00:00

			SHIP TO		TEXT

	General Dynamics Land Systems				This shipment was cancelled on 05-NOV-2009 07:06:19. Cancellation
	C/O Menlo Logistics, Inc				reason: Line cancelled due to VPP re-allocation.
2050 N. Sugar Street
	Lima, OH	45801-3141
	United States				Distribution 1: Qty 100, Project ABRAMS 2006 PROD BOA, Task RW00NONWBS,
Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

16-MAR-2012
16	3	0	3243.00	0.00					Closed
12:00:00

			SHIP TO		TEXT

	General Dynamics Land Systems				This shipment was cancelled on 05-NOV-2009 07:06:19. Cancellation
	C/O Menlo Logistics, Inc				reason: Line cancelled due to VPP re-allocation.
2050 N. Sugar Street
	Lima, OH	45801-3141
	United States				Distribution 1: Qty 3, Project ABRAMS 2006 PROD BOA, Task RW00NONWBS, Contract
Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

16-MAR-2012
17	72	0	3243.00	0.00					Closed
12:00:00

			SHIP TO		TEXT

	General Dynamics Land Systems				This shipment was cancelled on 05-NOV-2009 07:06:19. Cancellation
	C/O Menlo Logistics, Inc				reason: Line cancelled due to VPP re-allocation.
2050 N. Sugar Street
	Lima, OH	45801-3141
	United States				Distribution 1: Qty 72, Project ABRAMS 2006 PROD BOA, Task RW00NONWBS,
Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

16-MAR-2012
18	65	0	3243.00	0.00					Closed
12:00:00

			SHIP TO		TEXT

	General Dynamics Land Systems				This shipment was cancelled on 05-NOV-2009 07:06:19. Cancellation
	C/O Menlo Logistics, Inc				reason: Line cancelled due to VPP re-allocation.
2050 N. Sugar Street
	Lima, OH	45801-3141
	United States				Distribution 1: Qty 65, Project ABRAMS 2006 PROD BOA, Task RW00NONWBS,
Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

20-APR-2012
19	79	0	3243.00	0.00					Closed
12:00:00

			SHIP TO		TEXT

	General Dynamics Land Systems				This shipment was cancelled on 05-NOV-2009 07:06:19. Cancellation
	C/O Menlo Logistics, Inc				reason: Line cancelled due to VPP re-allocation.
2050 N. Sugar Street
	Lima, OH	45801-3141
	United States				Distribution 1: Qty 16, Project ABRAMS 2006 PROD BOA, Task RW00NONWBS,
Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
Distribution 2: Qty 63, Project ABRAMS 2006 PROD BOA, Task RW00NONWBS,
Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

20-APR-2012
20	21	0	3243.00	0.00					Closed
12:00:00

			SHIP TO		TEXT

	General Dynamics Land Systems				This shipment was cancelled on 05-NOV-2009 07:06:19. Cancellation

Terms and Conditions
Please refer to the General Dynamics Land Systems website at
www.gdls.com for purchase order terms and conditions.

MARY DONOHUE

	C/O Menlo Logistics, Inc				reason: Line cancelled due to VPP re-allocation.
2050 N. Sugar Street
	Lima, OH	45801-3141
	United States				Distribution 1: Qty 21, Project ABRAMS 2006 PROD BOA, Task RW00NONWBS,
Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

18-MAY-2012
21	43	0	3243.00	0.00					Closed
12:00:00

			SHIP TO		TEXT

	General Dynamics Land Systems				This shipment was cancelled on 05-NOV-2009 07:06:19. Cancellation
	C/O Menlo Logistics, Inc				reason: Line cancelled due to VPP re-allocation.
2050 N. Sugar Street
	Lima, OH	45801-3141
	United States				Distribution 1: Qty 43, Project ABRAMS 2006 PROD BOA, Task RX00NONWBS,
Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

18-MAY-2012
22	32	0	3243.00	0.00					Closed
12:00:00

			SHIP TO		TEXT

	General Dynamics Land Systems				This shipment was cancelled on 05-NOV-2009 07:06:19. Cancellation
	C/O Menlo Logistics, Inc				reason: Line cancelled due to VPP re-allocation.
2050 N. Sugar Street
	Lima, OH	45801-3141
	United States				Distribution 1: Qty 32, Project ABRAMS 2006 PROD BOA, Task RX00NONWBS,
Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

18-MAY-2012
23	25	0	3243.00	0.00					Closed
12:00:00

			SHIP TO		TEXT

	General Dynamics Land Systems				This shipment was cancelled on 05-NOV-2009 07:06:19. Cancellation
	C/O Menlo Logistics, Inc				reason: Line cancelled due to VPP re-allocation.
2050 N. Sugar Street
	Lima, OH	45801-3141
	United States				Distribution 1: Qty 25, Project ABRAMS 2006 PROD BOA, Task RX00NONWBS,
Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

15-JUN-2012
24	39	0	3243.00	0.00					Closed
12:00:00

			SHIP TO		TEXT

	General Dynamics Land Systems				This shipment was cancelled on 05-NOV-2009 07:06:19. Cancellation
	C/O Menlo Logistics, Inc				reason: Line cancelled due to VPP re-allocation.
2050 N. Sugar Street
	Lima, OH	45801-3141
	United States				Distribution 1: Qty 39, Project ABRAMS 2006 PROD BOA, Task RX00NONWBS,
Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

30-JUL-2012
25	50	0	3243.00	0.00					Closed
12:00:00

			SHIP TO		TEXT

	General Dynamics Land Systems				This shipment was cancelled on 05-NOV-2009 07:06:19. Cancellation
	C/O Menlo Logistics, Inc				reason: Line cancelled due to VPP re-allocation.
2050 N. Sugar Street
	Lima, OH	45801-3141
	United States				Distribution 1: Qty 50, Project ABRAMS 2006 PROD BOA, Task RY00NONWBS,
Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

31-AUG-2012
26	70	0	3243.00	0.00					Closed
12:00:00

			SHIP TO		TEXT

Terms and Conditions
Please refer to the General Dynamics Land Systems website at
www.gdls.com for purchase order terms and conditions.

MARY DONOHUE

	General Dynamics Land Systems				This shipment was cancelled on 05-NOV-2009 07:06:19.				Cancellation
	C/O Menlo Logistics, Inc				reason:	Line cancelled due to VPP re-allocation.
2050 N. Sugar Street
	Lima, OH	45801-3141
	United States				Distribution 1: Qty 70, Project ABRAMS 2006 PROD BOA, Task RY00NONWBS,
Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

28-SEP-2012
27	70	0	3243.00	0.00					Closed
12:00:00

			SHIP TO		TEXT

	General Dynamics Land Systems				This shipment was cancelled on 05-NOV-2009 07:06:19.				Cancellation
	C/O Menlo Logistics, Inc				reason:	Line cancelled due to VPP re-allocation.
2050 N. Sugar Street
	Lima, OH	45801-3141
	United States				Distribution 1: Qty 70, Project ABRAMS 2006 PROD BOA, Task RZ00NONWBS,
Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

31-OCT-2012
28	40	0	3243.00	0.00					Closed
00:00:00

			SHIP TO		TEXT

	General Dynamics Land Systems				This shipment was cancelled on 05-NOV-2009 07:06:19.				Cancellation
	C/O Menlo Logistics, Inc				reason:	Line cancelled due to VPP re-allocation.
2050 N. Sugar Street
	Lima, OH	45801-3141
	United States				Distribution 1: Qty 40, Project ABRAMS 2006 PROD BOA, Task RZ00NONWBS,
Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

30-NOV-2012
29	40	0	3243.00	0.00					Closed
12:00:00

			SHIP TO		TEXT

	General Dynamics Land Systems				This shipment was cancelled on 05-NOV-2009 07:06:19.				Cancellation
	C/O Menlo Logistics, Inc				reason:	Line cancelled due to VPP re-allocation.
2050 N. Sugar Street
	Lima, OH	45801-3141
	United States				Distribution 1: Qty 40, Project ABRAMS 2006 PROD BOA, Task RZ00NONWBS,
Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

07-JAN-2013
30	40	0	3243.00	0.00					Closed
12:00:00

			SHIP TO		TEXT

	General Dynamics Land Systems				This shipment was cancelled on 05-NOV-2009 07:06:19.				Cancellation
	C/O Menlo Logistics, Inc				reason:	Line cancelled due to VPP re-allocation.
2050 N. Sugar Street
	Lima, OH	45801-3141
	United States				Distribution 1: Qty 40, Project ABRAMS 2006 PROD BOA, Task RZ00NONWBS,
Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

08-FEB-2013
31	30	0	3243.00	0.00					Closed
12:00:00

			SHIP TO		TEXT

	General Dynamics Land Systems				This shipment was cancelled on 05-NOV-2009 07:06:19.				Cancellation
	C/O Menlo Logistics, Inc				reason:	Line cancelled due to VPP re-allocation.
2050 N. Sugar Street
	Lima, OH	45801-3141
	United States				Distribution 1: Qty 30, Project ABRAMS 2006 PROD BOA, Task RZ00NONWBS,
Contract Number W56HZV-06-G-0006, DPAS Rating DOA4

LINE PART			REV	DESCRIPTION		QTY	UoM	PRICE	TOTAL

2 12548774				PERISCOPE		1952	Each	3243.00	6,330,336.00

Terms and Conditions
Please refer to the General Dynamics Land Systems website at
www.gdls.com for purchase order terms and conditions.

MARY DONOHUE

	CONTRACT			MSDS		NOTE TO SUPPLIER		LINE STATUS	CANCEL FLAG

								Open	N

QA CLAUSE / ITEM TEXT:

1. ADDITIONAL PROCUREMENT DATA: NONE
2. DRWG REV G, DATED 07/13/04				WITH OD1993-C021, OD1995-L008
WITH GDMY3077, GDMY3096, GDMY3188
** QUALITY REQUIREMENTS:
QY11
WEB
QG5
QJ21
QP93
QP6
QK11
MIL-STD-171
QY2
(205)
QY3
QL31
12548769
QJ8
QG2A
QK9
QP5
QP95
4. CHEMICAL AGENT RESISTIVE COATING (CARC) FINAL PROTECTIVE FINISH IS
REQUIRED PER DRAWING 12344344 AS SPECIFIED ON PULLSHEET.
(12548773)

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

03-DEC-2010
1	75	0	3243.00	243,225.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 75, Project ABRAM SPARES BOA 07-12, Task FDMPNONWBS,
	Lima, OH	45801-3141			Contract Number W52H09-07-G-0001, DPAS Rating DOA5
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

05-JAN-2011
2	75	0	3243.00	243,225.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 75, Project ABRAM SPARES BOA 07-12, Task FDMPNONWBS,
	Lima, OH	45801-3141			Contract Number W52H09-07-G-0001, DPAS Rating DOA5
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

14-JAN-2011
3	80	0	3243.00	259,440.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 80, Project ABRAMS 2006 PROD BOA, Task RV00NONWBS,
	Lima, OH	45801-3141			Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

04-FEB-2011
4	85	0	3243.00	275,655.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc

Terms and Conditions
Please refer to the General Dynamics Land Systems website at
www.gdls.com for purchase order terms and conditions.

MARY DONOHUE

	2050 N. Sugar Street				Distribution 1: Qty 85, Project ABRAM SPARES BOA 07-12, Task FDMPNONWBS,
	Lima, OH	45801-3141			Contract Number W52H09-07-G-0001, DPAS Rating DOA5
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

18-FEB-2011
5	70	0	3243.00	227,010.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 70, Project ABRAMS 2006 PROD BOA, Task RV00NONWBS,
	Lima, OH	45801-3141			Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

04-MAR-2011
6	58	0	3243.00	188,094.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 58, Project ABRAM SPARES BOA 07-12, Task FDMPNONWBS,
	Lima, OH	45801-3141			Contract Number W52H09-07-G-0001, DPAS Rating DOA5
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

18-MAR-2011
7	70	0	3243.00	227,010.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 70, Project ABRAMS 2006 PROD BOA, Task RV00NONWBS,
	Lima, OH	45801-3141			Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

15-APR-2011
8	70	0	3243.00	227,010.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 70, Project ABRAMS 2006 PROD BOA, Task RV00NONWBS,
	Lima, OH	45801-3141			Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

13-MAY-2011
9	70	0	3243.00	227,010.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 70, Project ABRAMS 2006 PROD BOA, Task RV00NONWBS,
	Lima, OH	45801-3141			Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

17-JUN-2011
10	50	0	3243.00	162,150.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 50, Project ABRAMS 2006 PROD BOA, Task RV00NONWBS,
	Lima, OH	45801-3141			Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

15-JUL-2011
11	50	0	3243.00	162,150.00					Open
12:00:00

			SHIP TO		TEXT

Terms and Conditions
Please refer to the General Dynamics Land Systems website at
www.gdls.com for purchase order terms and conditions.

MARY DONOHUE

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 50, Project ABRAMS 2006 PROD BOA, Task RV00NONWBS,
	Lima, OH	45801-3141			Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

12-AUG-2011
12	70	0	3243.00	227,010.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 70, Project ABRAMS 2006 PROD BOA, Task RV00NONWBS,
	Lima, OH	45801-3141			Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

16-SEP-2011
13	46	0	3243.00	149,178.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 46, Project ABRAMS 2006 PROD BOA, Task RV00NONWBS,
	Lima, OH	45801-3141			Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

16-SEP-2011
14	4	0	3243.00	12,972.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 4, Project ABRAMS 2006 PROD BOA, Task RV00NONWBS, Contract
	Lima, OH	45801-3141			Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

14-OCT-2011
15	11	0	3243.00	35,673.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 11, Project ABRAMS 2006 PROD BOA, Task RV00NONWBS,
	Lima, OH	45801-3141			Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

14-OCT-2011
16	49	0	3243.00	158,907.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 49, Project ABRAMS 2006 PROD BOA, Task RV00NONWBS,
	Lima, OH	45801-3141			Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

18-NOV-2011
17	39	0	3243.00	126,477.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 39, Project ABRAMS 2006 PROD BOA, Task RV00NONWBS,
	Lima, OH	45801-3141			Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

18	21	0	3243.00	68,103.00		18-NOV-2011			Open

Terms and Conditions Please refer to the General Dynamics Land Systems website at www.gdls.com for purchase order terms and conditions.
MARY DONOHUE

12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 21, Project ABRAMS 2006 PROD BOA, Task RV00NONWBS,
	Lima, OH	45801-3141			Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

16-DEC-2011
19	60	0	3243.00	194,580.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 60, Project ABRAMS 2006 PROD BOA, Task RW00NONWBS,
	Lima, OH	45801-3141			Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

13-JAN-2012
20	80	0	3243.00	259,440.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 80, Project ABRAMS 2006 PROD BOA, Task RW00NONWBS,
	Lima, OH	45801-3141			Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

17-FEB-2012
21	100	0	3243.00	324,300.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 100, Project ABRAMS 2006 PROD BOA, Task RW00NONWBS,
	Lima, OH	45801-3141			Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

16-MAR-2012
22	3	0	3243.00	9,729.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 3, Project ABRAMS 2006 PROD BOA, Task RW00NONWBS, Contract
	Lima, OH	45801-3141			Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

16-MAR-2012
23	72	0	3243.00	233,496.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 72, Project ABRAMS 2006 PROD BOA, Task RW00NONWBS,
	Lima, OH	45801-3141			Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

16-MAR-2012
24	65	0	3243.00	210,795.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 65, Project ABRAMS 2006 PROD BOA, Task RW00NONWBS,
	Lima, OH	45801-3141			Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

Terms and Conditions
Please refer to the General Dynamics Land Systems website at
www.gdls.com for purchase order terms and conditions.

MARY DONOHUE

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

20-APR-2012
25	16	0	3243.00	51,888.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 16, Project ABRAMS 2006 PROD BOA, Task RW00NONWBS,
	Lima, OH	45801-3141			Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

20-APR-2012
26	63	0	3243.00	204,309.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 63, Project ABRAMS 2006 PROD BOA, Task RW00NONWBS,
	Lima, OH	45801-3141			Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

20-APR-2012
27	21	0	3243.00	68,103.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 21, Project ABRAMS 2006 PROD BOA, Task RW00NONWBS,
	Lima, OH	45801-3141			Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

18-MAY-2012
28	43	0	3243.00	139,449.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 43, Project ABRAMS 2006 PROD BOA, Task RX00NONWBS,
	Lima, OH	45801-3141			Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

18-MAY-2012
29	32	0	3243.00	103,776.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 32, Project ABRAMS 2006 PROD BOA, Task RX00NONWBS,
	Lima, OH	45801-3141			Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

18-MAY-2012
30	25	0	3243.00	81,075.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 25, Project ABRAMS 2006 PROD BOA, Task RX00NONWBS,
	Lima, OH	45801-3141			Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

15-JUN-2012
31	39	0	3243.00	126,477.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 39, Project ABRAMS 2006 PROD BOA, Task RX00NONWBS,

Terms and Conditions
Please refer to the General Dynamics Land Systems website at
www.gdls.com for purchase order terms and conditions.

MARY DONOHUE

	Lima, OH	45801-3141			Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

30-JUL-2012
32	50	0	3243.00	162,150.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 50, Project ABRAMS 2006 PROD BOA, Task RY00NONWBS,
	Lima, OH	45801-3141			Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

31-AUG-2012
33	70	0	3243.00	227,010.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 70, Project ABRAMS 2006 PROD BOA, Task RY00NONWBS,
	Lima, OH	45801-3141			Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

28-SEP-2012
34	70	0	3243.00	227,010.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 70, Project ABRAMS 2006 PROD BOA, Task RZ00NONWBS,
	Lima, OH	45801-3141			Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

31-OCT-2012
35	40	0	3243.00	129,720.00					Open
00:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 40, Project ABRAMS 2006 PROD BOA, Task RZ00NONWBS,
	Lima, OH	45801-3141			Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

30-NOV-2012
36	40	0	3243.00	129,720.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 40, Project ABRAMS 2006 PROD BOA, Task RZ00NONWBS,
	Lima, OH	45801-3141			Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

07-JAN-2013
37	40	0	3243.00	129,720.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems
C/O Menlo Logistics, Inc
	2050 N. Sugar Street				Distribution 1: Qty 40, Project ABRAMS 2006 PROD BOA, Task RZ00NONWBS,
	Lima, OH	45801-3141			Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
United States

SHIP	QTY	REC'D	PRICE	EXTENDED	TAX	NEED BY DATE	PROMISE DATE	HAZARDOUS MATERIAL	STATUS

08-FEB-2013
38	30	0	3243.00	97,290.00					Open
12:00:00

			SHIP TO		TEXT

General Dynamics Land Systems

Terms and Conditions
Please refer to the General Dynamics Land Systems website at
www.gdls.com for purchase order terms and conditions.

MARY DONOHUE

C/O Menlo Logistics, Inc	Distribution 1: Qty 30, Project ABRAMS 2006 PROD BOA, Task RZ00NONWBS,
2050 N. Sugar Street	Contract Number W56HZV-06-G-0006, DPAS Rating DOA4
Lima, OH 45801-3141
United States

End of Contract
Terms and Conditions Please refer to the General Dynamics Land Systems website at www.gdls.com for purchase order terms and conditions.
MARY DONOHUE